Exhibit 10.17

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SOUTHERN CALIFORNIA	Irrevocable Standby Letter
TRADE SERVICE OPERATIONS
1980 Saturn Street, V01-519	of Credit No.
Monterey Park, California 91755-7417
Attention: Standby Letter of Credit Section

Date: May 19, 2003

BENEFICIARY	APPLICANT
SCP Park Meadows, LLC	Revcare, Inc.
280 E. 96TH St., Suite 250	5400 Orange Ave., No. 200
Indianapolis, IN 46240	Cypress, CA 90630

With a Copy To:

U.S. Bank, N.A.

Attn:  Commercial Real Estate Division

425 Walnut Street, 10th Floor

CN-OH-W10C

Cincinnati, OH 45202

Currency	USD
Amount	400,000.00 (Four Hundred Thousand and No/100 U.S. Dollars)
Available by	Payment at this office as herein set forth.
Expiry Date	May 19, 2004 or any automatically extended date as herein set forth at the close of business of this office in Monterey Park, California.

LADIES/GENTLEMEN:

We hereby issue our Irrevocable Standby Letter of Credit (“Letter of Credit”) in your favor.  This Letter of Credit is available by sight payment with ourselves only against presentation at this office of the following documentation:

1.                                       Beneficiary’s sight draft drawn on us marked: “Drawn under Union Bank of California, N.A., Irrevocable Standby Letter of Credit No.       , dated May 19, 2003.”

2.                                       A dated statement purportedly signed by an authorized representative or officer of the Beneficiary stating that:

“The undersigned being a duly authorized representative or officer of SCP Park Meadows, LLC (“Landlord”) hereby represents and warrants that the amount of the accompanying draft represents and covers payment due and owing to SCP Park Meadows, LLC (“Landlord”) by Revcare, Inc. (the “Tenant”) because Tenant is in default under the lease agreement dated                      by and between Landlord and Tenant, and any periods as provided in said Lease have expired without such failure to comply having been remedied or cured.”

Partial drawings are not permitted.

This Letter of Credit is transferable successively in its entirety only up to the then available amount in favor of any nominated transferee (“Transferee”), assuming such transfer to such Transferee would be in compliance with then applicable law and regulations, including but not limited to the regulations of the U.S. Department of Treasury and U.S. Department of Commerce.  At the time of transfer, the original Letter of Credit and original Amendment(s), if any, must be surrendered to us together with our Letter of Transfer documentation (in the form of Annex A attached hereto), and payment of our commission.

Irrevocable Standby Letter of Credit No.

Date: May 19, 2003

This Letter of Credit shall be deemed automatically extended without an amendment for a one year period beginning on the present expiration date hereof May 19, 2004, and upon each anniversary of such date, unless at least thirty (30) days prior to any such expiration date we have sent you written notice by courier service or overnight mail that we elect not to permit this Letter of Credit to be so extended beyond its then current expiration date.  No presentation made under this Letter of Credit after such expiry date will be honored.

This Letter of Credit shall finally expire on May 19, 2006, if it has not previously expired in accordance with the preceding sentence.

The date this Letter of Credit expires in accordance with the above provision is the “Final Expiry Date.” Upon the occurrence of the Final Expiry Date this Letter of Credit shall fully and finally expire and no presentations made under this Letter of Credit after such date will be honored.

Upon receipt by you of our notice that we elect not to renew, you may draw against presentation to our office at the address above of the following documentation:

1.                                       A sight draft drawn on us, purportedly signed by an authorized representative or officer of the Beneficiary; marked: “Drawn under Union Bank of California, N.A., Irrevocable Standby Letter of Credit No.       , dated May 19, 2003.”

2.                                       A dated statement purportedly signed by an authorized representative or officer of the Beneficiary stating: “The undersigned being a duly authorized representative or officer of SCP Park Meadows, LLC hereby represents and warrants that Revcare, Inc. has failed to provide an acceptable substitute Letter of Credit at least twenty (20) days prior to expiration of Union Bank of California, N.A., Irrevocable Standby Letter of Credit No.       , dated May 19, 2003.”

This Letter of Credit sets forth in full the terms of our undertaking, and such terms shall not be modified, amended or amplified by any document, instrument or agreement referred to in this Letter of Credit, in which this Letter of Credit is referred to or to which this Letter of Credit relates.

Except as stated herein, this undertaking is not subject to any condition or qualification. Our obligation under this Letter of Credit shall be our individual obligation, in no way contingent upon reimbursement with respect thereto.

SPECIAL INSTRUCTIONS:

The original of this Letter of Credit must be presented together with the above documents in order to endorse the amount of each drawing on the reverse side.

All banking charges under this Letter of Credit except remittance wire fee of USD35.00 are for the account of the Applicant.

We hereby agree with you that drafts drawn under and in compliance with the terms of this credit will be duly honored upon presentation and delivery to Union Bank of California, N.A., at the address above.  Documents are to be sent in one lot by courier service, overnight mail or hand delivery.

This Letter of Credit is subject to the “Uniform Customs and Practice for Documentary Credits (1993 Revision)”, International Chamber of Commerce Publication No. 500.

UNION BANK OF CALIFORNIA, N.A.

Trade Service Operations

Authorized Signature

Annex A

LETTER OF CREDIT TRANSFER INSTRUCTIONS

UNION BANK OF CALIFORNIA, N.A.

SOUTHERN CALIFORNIA

TRADE SERVICE OPERATIONS

1980 Saturn Street, V01-518

Monterey Park, California 91755-7417

Attention:	Standby Letter of Credit Section
Tel. No.: (323) 720-7957

Date:
[Insert Date]

Re:	Union Bank of California, N.A. Irrevocable Standby Letter of Credit No. , dated May 19, 2003

Ladies and Gentlemen:

For value received, the undersigned beneficiary                                                                [Insert Name of Beneficiary] (the “Beneficiary”) hereby irrevocably transfers to:

(Name of Transferee)

(Address)

(the “Transferee”) all rights of Beneficiary to draw under the above letter of credit (“Letter of Credit”) and Transferee shall have sole rights as beneficiary thereof, including without limitation sole rights relating to any amendments thereto, whether increases or extensions or other amendments and whether now existing or hereafter made.  In connection with the foregoing, Beneficiary hereby irrevocably agrees and instructs you (a) that Beneficiary does not retain any right to refuse to allow you to advise to Transferee any amendment to the Letter of Credit, (b) that all future amendments to the Letter of Credit are to be advised directly to Transferee without necessity of any consent of or notice to Beneficiary, and (c) that there will be no substitution of Beneficiary’s draft(s) and/or other documents for those presented to you by Transferee.

Beneficiary hereby certifies that Transferee is the new owner of the following property: [Please insert the property address]

We enclose herewith the original Letter of Credit (and all original amendments thereto dated on or prior to the date of these Transfer Instructions) and, together with Transferee, request that you transfer this Letter of Credit to Transferee by reissuing the Letter of Credit in favor of the Transferee with provisions consistent with the Letter of Credit.

Enclosed is our remittance in the amount of                 (Bank Use Only) representing your transfer commission in accordance with our published schedule of charges currently in effect.  In addition, we agree to pay to you on demand any expenses that may be incurred in connection with this transfer.

Very truly yours,

(Name of Beneficiary)

Authorized Signature)

SIGNATURE AUTHENTICATED
The above signature with title as stated conforms with that on file with us.

(Name of Bank)

(Authorized Signature)

ACKNOWLEDGED AND ACCEPTED this

day of ,

(Name of Transferee)

(Authorized Signature)

SIGNATURE AUTHENTICATED

The above signature with title as stated conforms with that on file with us.

(Name of Bank)

(Authorized Signature)